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                                                                    Exhibit 10.6

                       SECOND STOCK RIGHTS AGREEMENT OF
                         BOTTOMLINE TECHNOLOGIES, INC.


     THIS SECOND STOCK RIGHTS AGREEMENT OF BOTTOMLINE TECHNOLOGIES, INC. (this "Agreement") made as of March 4, 1994 (the "Effective Date"), by and between BOTTOMLINE TECHNOLOGIES, INC., a New Hampshire corporation (the "Corporation"), the shareholders of the Corporation listed on Exhibit A attached hereto (the "Existing Shareholders") and John H. Harland Company ("Harland"). Harland and the Existing Shareholders are collectively referred to as the "Shareholders" or "Holders".

                                   Recitals:
                                   --------

     The Corporation and certain shareholders, including James L. Loomis ("Loomis"), Daniel M. McGurl ("McGurl") and Charles P. O'Leary ("O'Leary") (Loomis, McGurl and O'Leary are hereinafter collectively referred to as the "Principal Shareholders"), entered into the First Amendment and Restatement of Bottomline Technologies, Inc. Stock Rights and Voting Agreement dated as of March 31, 1992 (the "First Stock Rights and Voting Agreement") which superceded and replaced that certain Stock Rights and Voting Agreement dated June 29, 1990. This Agreement shall operate independently of, and shall not affect the parties to, the First Stock Rights and Voting Agreement with respect to any rights or obligations any such party may have or be bound by under such agreement. The Existing Shareholders and Harland are parties to a certain Stock Purchase Agreement of even date (the "Stock Purchase Agreement"), pursuant to which Harland has agreed to purchase common stock, $0.001 par value per share, of the Corporation (the "Common Stock"). Of the Common Stock purchased from the Existing Shareholders, an aggregate of 175,000 shares were purchased from the Principal Shareholders (the "Principal Shares"). The purpose of this Agreement is to provide Harland and the Principal Shareholders (collectively the "Rightsholders") with certain stock rights, all as more particularly set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and representations set forth in this Agreement, the parties hereby agree as follows:

     1.   Preemptive Rights.
          -----------------

     (a) Subject to the exclusions set forth in subsection (f) below, if the Corporation proposes to issue (a "Proposed Issuance") any unissued or treasury shares of Common Stock or any bonds, certificates of indebtedness, debentures, warrants, options, or other securities, rights, or obligations convertible into any shares of Common Stock or carrying any right to subscribe to or acquire any shares of

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Common Stock, then the Corporation shall give Harland a written notice (the
"Notice") describing the Proposed Issuance (including the identification of the securities to be issued, the price payable for such securities, and any other terms and conditions applicable to the Proposed Issuance).

     (b) Harland shall have the right (the "Preemptive Right") to subscribe to or acquire all or a portion of Harland's respective Proportionate Share (as defined below) of the Proposed Issuance. Harland shall be entitled to exercise its Preemptive Right in the manner set forth in the Notice and on terms and conditions that are no less favorable than the terms and conditions established by the Corporation to govern the Proposed Issuance.

     (c) If Harland fails to exercise its Preemptive Right within thirty (30) days following receipt of the Notice, then Harland's Preemptive Right shall be deemed to have been waived with respect to the Proposed Issuance, and, for a period of ninety (90) days thereafter, the Corporation shall be entitled to effect the Proposed Issuance, in whole or in part, free and clear of Harland's Preemptive Right, at the price specified in the Notice and upon other terms and conditions no more favorable to the acquiror(s) of the Proposed Issuance than the terms and conditions specified in the Notice.

     (d) Harland may waive its Preemptive Right with respect to any Proposed Issuance by a writing filed with the Board of Directors or the Secretary of the Corporation.

     (e) For purposes of this Section, Harland's "Proportionate Share" shall mean, as of the date on which a Notice is given, a fraction:

          (i) the numerator of which is equal to the number of shares of Common Stock owned by Harland as of the Effective Date, including all shares of Common Stock being purchased as of the Effective Date by Harland pursuant to the Stock Purchase Agreement; and

          (ii) the denominator of which is equal to the sum of such number of shares of Common Stock as are outstanding as of the Effective Date plus such number of shares of Common Stock as are subject to then-outstanding (on the date of Notice) stock options which have been granted under the Corporation's 1989 Stock Option Plan (the "Stock Option Plan").

Notwithstanding the above, if the outstanding shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or if Harland shall transfer any Common Stock (other than to a Related Transferee, as defined in subsection (g) below, then the numbers set

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forth in subsection (i), and, in the case of a subdivision, combination, or stock dividend, in subsection (ii) above shall be proportionately increased or decreased (as the case may be).

     (f) Notwithstanding the foregoing provisions of this Section, Harland's Preemptive Rights shall not apply to:

          (i) any Proposed Issuance of stock options under the Stock Option Plan, as amended, (or of any shares of Common Stock pursuant to the exercise of any such stock option) to an employee of the Corporation (excluding McGurl and Loomis and their respective Affiliates as defined in subsection (g) below); provided, that any Proposed Issuance to McGurl or to Loomis, or to the respective Affiliates of either of them, shall be subject to Harland's Preemptive Rights;

          (ii) any stock dividend or subdivision of shares of Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock;

          (iii) any securities issued solely in consideration for the acquisition (whether by merger of otherwise) by the Corporation or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

          (iv) any securities issued pursuant to an underwritten public offering; or

          (v) any Common Stock issued pursuant to warrants held by those persons defined in the First Stock Rights and Voting Agreement or any of the Affiliate Purchasers or their Related Transferees.

     (g)  As used in this Agreement:

          (i) an "Affiliate" shall mean a third party which either (A) is owned by the Corporation or is under common control with the Corporation,
     (B) is owned by Harland or is under common control with Harland, (C) is a trust or other entity in which McGurl or Loomis has a beneficial interest, or (D) is (or is owned or controlled by) a person who is the spouse, child, or parent of McGurl or Loomis; and

          (ii) a "Related Transferee" of a Shareholder shall mean a parent, spouse, or child of such Shareholder, or a trust for the exclusive benefit of such Shareholder and/or the parents, spouse, children or Affiliate of such Shareholder, to whom shares of Common Stock owned by such Shareholder have been transferred.

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     (h)  The provisions of this Section 1 are personal to Harland and may only be exercised by Harland while Harland, or a Related Transferee of Harland (such Related Transferee being deemed to be Harland for purposes of this Section 1), owns Common Stock of the Corporation which was purchased pursuant to the Stock Purchase Agreement.

     2.   Piggyback Rights.
          ----------------

     (a) If the Corporation proposes to register for its own account, under the Securities Act of 1933, as amended, (the "Securities Act") any shares of Stock for sale for cash or other consideration to the public (other than a registration relating solely to either a transaction under Rule 145 of the Securities and Exchange Commission or an employee benefit plan) (a "Registration"), the Corporation shall notify Harland in writing and shall afford Harland the opportunity to include in the Registration all or any portion of the shares of Common Stock owned by Harland; provided, that the inclusion of such shares of Common Stock in the Registration shall be subject to:

          (i) the rights of the Shareholders, as defined in the First Stock Rights and Voting Agreement, other than certain rights., as described herein, of the Principal Shareholders;

          (ii) compliance with the terms and conditions of any underwriting agreement covering the Registration;

          (iii) if and to the extent that the managing underwriter determines that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, then, with respect to the total number of shares of Common Stock of shareholders so determined as being available for inclusion in the Registration, Harland (subject to clause (a)(i) of this Section 2 and the provisions of subsection (g) below governing Related Transferees) shall be entitled to include Harland's Inclusion Amount (as defined in subsection (h) below) in the Registration by shareholders.

          (iv) prohibition from inclusion if, in the judgment of the managing underwriter, such prohibition is required.

     (b) In connection with the inclusion of any shares of Common Stock of Harland in a Registration, the Corporation will use its best efforts to register or qualify the shares of Common Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as Harland or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Corporation shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such

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jurisdiction.

     (c) The Corporation and not Harland, shall be responsible for the payment of all fees and expenses (including, without limitation, registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance) incurred by the Corporation in connection with the Registration and the inclusion of any shares of Common Stock by Harland therein; provided, that Harland, and not the Corporation, shall be responsible for all underwriting discounts and selling commissions applicable to the sale of any of Harland's shares of Common Stock.

     (d) In connection with any Registration where shares of Common Stock of Harland are registered pursuant to the provisions of this Section:

          (i) the Corporation will indemnify and hold harmless Harland against any losses, claims, damages, or liabilities, joint or several, to which Harland may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof):

               (A) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact relating to the Corporation and contained in (1) the registration statement under which such shares were registered under the Securities Act, (2) the final prospectus therefor, or (3) any amendment or supplement thereof, or

               (B) arise out of or are based upon the omission or alleged omission to state therein a material fact relating to the Corporation that is (1) required to be stated therein, or (2) necessary to make the statements therein not misleading;

     (ii) the Corporation will reimburse Harland for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, or action covered by the provisions of subparagraph (i) above; provided, however, that the Corporation will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Harland in writing specifically for use in such registration statement, prospectus, or amendment thereof;

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          (iii)  Harland will indemnify and hold harmless the Corporation, each other shareholder participating in the Registration, each officer of the Corporation who signs the registration statement, and each director of the Corporation against all losses, claims, damages, or liabilities, joint or several, to which the Corporation or such other shareholder, officer, or director may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof):

                 (A) arise our of or are based upon any untrue statement or alleged untrue statement of any material fact relating to Harland and contained in (1) the registration statement under which such Common Stock was registered under the Securities Act, (2) the final prospectus therefor, or (3) any amendment or supplement thereof, or

                 (B) arise out of or are based upon the omission or alleged omission to state therein a material fact relating to Harland that is (1) required to be stated therein, or (2) necessary to make the statements therein not misleading; and

     (iv) Harland will reimburse the Corporation and each other shareholder, officer, and director for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that Harland will not be liable in any such case if and to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made notwithstanding the Corporation's prior receipt of a written notice from Harland of the error in the statement or of the omission.

     (e) In connection with any Registration where shares of Common Stock of Harland are registered pursuant to the provisions of this Section, Harland will cooperate with the Corporation and each underwriter (if the method of disposition shall be an underwritten public offering) and will take all such actions and execute and deliver all such instruments, agreements, and documents as the Corporation or any such underwriter reasonably may request, including, but not limited to:

          (i) furnishing to the Corporation in writing such information with respect to Harland and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws, and

          (ii)   immediately notifying the Corporation, each other shareholder

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

          participating in the Registration, and the managing underwriter (if the method of disposition shall be an underwritten public offering), at any time when a prospectus relating to such Registration is required to be delivered under the Securities Act, of the happening of any event of which Harland has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     (f) The rights set forth in this Section 2 are personal to Harland and may be exercised by Harland only while Harland or an affiliate of Harland owns Common Stock.

     (g) For purposes of effecting the rights granted to Harland pursuant to this Section 2, a Related Transferee of Harland shall, to the extent of the shares of Common Stock transferred by Harland to such Related Transferee (the "Previously Transferred Shares"), be deemed to be Harland. In particular, with respect to the limitation on the number of shares of Common Stock which Harland and such Related Transferee may include in the Registration under this Section 2, the Previously Transferred Shares shall be considered to be owned by Harland. Unless otherwise agreed between Harland and such Related Transferee, any permitted inclusion in the Registration of some, but not all, of the shares of Common Stock owned by Harland and of the Previously Transferred Shares shall be allocated between Harland and such Related Transferee pro rata based on the respective number of such shares of Common Stock owned by Harland and of such Previously Transferred Shares.

     (h)  To the extent that Harland's rights are limited pursuant to clause
(a)(i) of this Section 2, each of the Principal Shareholders agree to allocate to Harland for inclusion in the Registration the right to include in such Registration that number of shares, out of the allotment of shares which the Principal Shareholders would be entitled to include in the Registration pursuant to Section 2(a)(ii) of the First Stock Rights and Voting Agreement, which Harland would be entitled to include in such Registration if Harland were a Shareholder under the First Stock Rights and Voting Agreement and its Percentage, as defined therein, was equal to 10.368193% ("Harland's Inclusion Amount"). The percentage of Harland's Inclusion Amount to be allocated by each of the Principal Shareholders shall be as follows:


     (A)  Loomis,   42.857143%
     (B)  McGurl,   42.857143%
     (C)  O'Leary   14.285714%

     3.   Take-Along Rights.  The rights set forth in this Section 3 are given
          -----------------
to

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each of the Rightsholders:

     (a) If any Rightsholder (the "Selling Shareholder") shall propose to transfer (a "Proposed Transfer") to any person (the "Proposed Transferee"), other than (1) another Rightsholder, (2) with respect to a Proposed Transfer by any of the Principal Shareholders, a Shareholder, as defined in the First Stock Rights and Voting Agreement, (3) a Related Transferee, or (4) the Corporation, any shares of Common Stock (the "Transfer Shares"), then Harland, with respect to Proposed Transfers by each of the Principal Shareholders and each of the Principal Shareholders with respect to Proposed Transfers by Harland of any of the Principal Shares (subject to the provisions of subsection (f) below governing Related Transferees) shall have:

          (i) the right to transfer, in place of certain of the Transfer Shares, such number of such shares of Common Stock as is equal to the following percentage ("Percentage") of the number of Transfer Shares:


          (A)  for McGurl,       38.759690%,

          (B)  for Loomis,       38.759690%,

          (C)  for O'Leary,      11.627907%, and

          (D)  for Harland,      10.852713%,


          (ii) if the Proposed Transferee is unwilling to purchase shares of any eligible Rightsholder(s) as part of the Proposed Transfer, then the right to have the Selling Shareholder purchase, out of the proceeds of the sale of the Transfer Shares to the Proposed Transferee, such number of such eligible Rightsholder(s)' shares of Common Stock as is equal to his Percentage of the number of Transfer Shares;

all upon and subject to the additional terms and conditions set forth in this Section. Transfers of shares of Common Stock between Rightsholders shall not be subject to the provisions of this Section.

     (b) In the event of a Proposed Transfer, the Selling Shareholder shall give written notice (the "Transfer Notice") to (A) in the case of a Proposed Transfer by Harland, each of the Principal Shareholders, (B) in the case of a Proposed Transfer by a Principal Shareholder, Harland of the Proposed Transfer, including the number of shares of Common Stock proposed to be transferred, the price and general terms and conditions governing the Proposed Transfer, and the identity of the Proposed Transferee.

     (c) Upon receipt of the Transfer Notice, each eligible Rightsholder shall be

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entitled to exercise his rights under subsection (a) above by giving the Selling
Shareholder written notice (the "Participation Notice") thereof within thirty
(30) days following his receipt of the Transfer Notice. If no such Participation Notice is given by such eligible Rightsholder(s), then his rights under subsection (a) above shall automatically terminate with respect to the Proposed Transfer.

     (d) In the event that any eligible Rightsholder exercises his rights under subsection (a) above, then any transfer of shares of Common Stock by such remaining Rightsholder(s) shall be subject to the same terms and conditions that govern the Selling Shareholder under the Proposed Transfer.

     (e) The rights of any Rightsholder under' this Section may be waived as to any Proposed Transfer by delivery of a writing to that effect to the Corporation and the Selling Shareholder.

     (f) For purposes of effecting the rights granted to the Rightsholders pursuant to this Section 3, a shareholder who is a Related Transferee of a Rightsholder shall, to the extent of the shares of Common Stock transferred by a Rightsholder to such Related Transferee (the "Previously Transferred Shares"), be deemed to be-the Rightsholder. In particular, with respect to the limitation on the number of shares of Common Stock which the Rightsholder and such Related Transferee may include in the Proposed Transfer under this Section 3, the Previously Transferred Shares shall be considered to be owned by the Rightsholder. Unless otherwise agreed between the Rightsholder and such Related Transferee, any permitted inclusion in the Proposed Transfer of some, but not all, of the shares of Common Stock owned by the Rightsholder and of the Previously Transferred Shares shall be allocated between the Rightsholder and such Related Transferee pro rata based on the respective number of such shares of Common Stock owned by the Rightsholder and of such Previously Transferred Shares.

     4.   Demand Registration Rights.
          --------------------------

     4.1  Definitions.  As used in this Section, the following terms shall have
          -----------
the following meanings:

     (a) "Registrable Securities" shall mean Registrable Securities as defined in Section 5 of the First Stock Rights and Voting Agreement and shares of Common Stock owned by Harland.

     (b) "Registration Expenses" shall mean all expenses incurred by the Corporation in registering any Registrable Securities under applicable federal and state securities laws in accordance with the provisions of this Section 4 (including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Corporation, fees and expenses (including

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counsel fees) incurred in connection with complying with state securities or
"blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance), but excluding any Selling Expenses.

     (c) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to any sale of Registrable Securities.

     (d) "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     (e) "Securities Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     4.2. Request for Registration.
          ------------------------

     (a) At any time after six (6) months following any registration statement covering a public offering of securities of the Corporation under the Securities Act, Harland may request the Corporation to register under the Securities Act (a "Demand Registration") all of the shares of Common Stock held by it (or such lesser portion of such shares of Common Stock as Harland may request to register if the reasonably anticipated aggregate price to the public of such public offering would be at least Two Million Dollars ($2,000,000.00)).

     (b) The request described in subsection (a) above shall be set forth in a written notice (the "Demand Registration Notice") given by Harland to the Corporation. The Demand Registration Notice shall specify the number of shares of Common Stock requested to be registered (the "Requested Shares") and the manner in which the Requested Shares are to be sold.

     (c) Following its receipt of any Demand Registration Notice, the Corporation shall immediately notify (the "Participation Notice") other holders of Registrable Securities that the Corporation has received the Demand Registration Notice, and a copy of the Demand Registration Notice shall be included with the Participation Notice. Each other holder shall be entitled to include in the Demand Registration, for sale in accordance with the method of disposition specified in the Demand Registration Notice, all or any lesser portion of the shares of Registrable Securities of such holder by giving the Corporation, within fifteen (15) days following the giving of the Participation Notice, written notice of such holder's election to participate in the Demand Registration (including a statement of the number of Registrable Securities of such holder which should be included in the Demand Registration).

     (d) The Corporation shall use its best efforts to register under the Securities

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Act, and to qualify under such state securities laws as Harland may reasonably request, for public sale in accordance with the method of disposition specified in the Demand Registration Notice, the number of Requested Shares specified in the Demand Registration Notice; provided, however, that the
                                             -----------------
Corporation shall not be obligated to take any action to effect any such registration pursuant to this Section 4.2 in any particular jurisdiction in which the Corporation would be required to (a) qualify generally to transact business as a foreign corporation in such jurisdiction if it is not so qualified, or (b) execute a general consent to service of process in effecting such registration unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act.

     (e) The following provisions shall be applicable if the requested method of disposition shall be an underwritten public offering:

          (i) The Corporation shall designate the managing underwriter for the offering, subject to the approval of Harland to be registered in the Demand Registration (which approval shall not be unreasonably withheld or delayed). In the event such managing underwriter is not so approved, the Corporation shall designate another managing underwriter as soon as practicable.

          (ii)  The right of any holder to registration pursuant to this Section
          4.2 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent requested (unless otherwise mutually agreed by a majority in interest of the holders, to the extent provided herein). The Corporation shall (together with all holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter.

          (iii) Notwithstanding any other provision of this Section 4.2 to the contrary, if the managing underwriter advises the Corporation in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares that may be included in the registration and underwriting shall be allocated first to the Requested Shares, second to shares to be sold pursuant to subsection (f) and then among all other holders requesting inclusion in the registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such holders at the time of the filing of the registration statement. No Requested Shares or Registrable Securities excluded from the underwriting by reason of the managing underwriter's marketing limitation shall be included in such registration.

          (iv) If Harland or any holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Corporation, the managing underwriter, and the other holders. The Requested Shares or Registrable Securities so withdrawn shall also be withdrawn from registration; provided, however, that if by the withdrawal of such Requested Shares or Registrable Securities a greater number of Registrable Securities held by other holders may be included in such Registration (up to the maximum of any limitation imposed by the managing underwriter), then the Corporation shall offer to all holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 4.2(e). If the registration does not become effective due to the withdrawal of Requested Shares, then either (A) Harland shall reimburse the Corporation for expenses incurred in complying with the request, or
          (B) the aborted registration shall be treated as effected for purposes of Section 4.2(h) below.

     (f) The Corporation shall be entitled to include in the Demand Registration, for sale in accordance with the method of disposition specified in the Demand Registration Notice, both:

          (i) shares of Common Stock to be sold by the Corporation for its own account, and

          (ii) shares of Common Stock owned by any other stockholder or stockholders of the Corporation, except that the number of shares of Common Stock to be included by any such other stockholder shall not exceed two percent (2%) of the then outstanding shares of Common Stock;

provided, however, that, if in the opinion of the managing underwriter (if such
-----------------
method of disposition involves, in whole or in part, an underwritten public offering), the inclusion of such shares of Common Stock in the underwriting would have a material adverse affect on the marketing of the Requested Shares to be sold thereby, then the number of such shares of Common Stock of the Corporation to be included in the underwriting shall be reduced to such extent (including the possible exclusion of all of such shares) as the managing underwriter determines will no longer have a material adverse affect on the marketing of the Requested Shares to be sold thereby.

     (g) In the case of each registration effected by the Corporation pursuant to this Section 4.2, the Corporation will keep each holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Corporation will:

          (i) keep such registration effective for a period of one hundred twenty (120) days or until the holder or holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

          (ii) furnish such number of prospectuses and other documents incident thereto as a holder from time to time may reasonably request.

     (h)  Notwithstanding anything to the contrary contained in this Section
4.2:

          (i) no Demand Registration Notice may be given within one (1) year after the effective date of a registration statement filed by the Corporation covering an underwritten public offering in which Harland shall have been entitled to join pursuant to Section 2 above and in which there shall have been effectively registered all shares of Common Stock as to which registration shall have been requested by Harland; and

          (ii) the Corporation shall be obligated to register Registrable Securities pursuant to this Section 4.2 on one occasion only; provided, however, that such obligation shall be deemed satisfied only
          -----------------
          when a registration statement covering all Requested Shares shall have become effective.

     4.3. Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Section 4.2 above shall be borne by the Corporation. All Selling Expenses relating to the shares of Stock so registered by the holders shall be borne by the holders of such shares pro rata based on the number of shares so registered.

     4.4. Registration on Form S-3.
          ------------------------

     (a) In addition to the rights set forth in Section 4.2 above, if Harland requests by written notice to the Corporation that the Corporation file a registration statement on Form S-3 (or any successor thereto) for a public offering of its shares the reasonably anticipated aggregate price to the public of which would exceed One Million Dollars ($1,000,000.00), and the Corporation is a registrant entitled to use Form S-3 to register securities for such an offering, the Corporation shall use its best efforts to cause such shares to be registered for the offering on such form (or any successor thereto).

     (b) All Registration and Selling Expenses incurred in connection with a registration pursuant to this Section 4.4 shall be borne by the holder or holders participating in the registration on Form S-3 pro rata according to the number of

Registrable Securities so registered.

     (c) Notwithstanding anything to the contrary set forth in this Section 4.4, the Corporation shall be obligated to register Registrable Securities pursuant to this Section 4.4 on one occasion only; provided, however, that such
                                                   -----------------
obligation shall be deemed satisfied only when a registration statement covering all Requested Shares specified in the notice(s) received as aforesaid, for sale in accordance with the method of disposition specified in the Demand Registration Notice, shall have become effective.

     4.5. Termination of Registration Rights.  The registration rights granted
          ----------------------------------
pursuant to this Agreement shall terminate at such time as Harland can publicly sell Common Stock without compliance with the registration requirements of the Securities Act pursuant to Rule 144 or other applicable exemption supported by a written opinion of legal counsel for the Corporation which shall be reasonably satisfactory in form and substance to legal counsel for Harland.

     5.   Attendance at Board Meetings.
          ----------------------------

     The Existing Shareholders shall take all requisite action to ensure that Harland is afforded the opportunity to have a representative present at all meetings of the Board of Directors of the Corporation and to receive the same prior notice of such meetings as is received by the members of the Board of Directors and to obtain any informational distributions made in advance of and in connection with those meetings as if such representative were a member of the Board of Directors.

     6.   Miscellaneous Provisions.
          ------------------------

     (a)  Amendment.  This Agreement may not be amended, in whole or in part,
          ---------
except by an instrument in writing signed by each of the parties hereto.

     (b)  Binding Effect. This Agreement shall be binding on and for the benefit
          --------------
of the parties hereto and their respective heirs, personal and legal representatives, successors, and assigns; provided, that no Shareholder shall be entitled to assign or delegate any of his rights or obligations under this Agreement without the prior written consent of the Corporation.

     (c)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterpart copies, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     (d)  Entire Agreement.  Any oral or written statements, understandings,
          ----------------
correspondence, or agreements previously made by any party with respect to the subject matter of this Agreement are superseded by this Agreement, which alone fully and completely expresses the parties' respective obligations. This Agreement is entered into by each party after opportunity for investigation, and each party represents that such party is not relying upon any statements, understandings, correspondence, or agreements not embodied in this Agreement and made by any other party or on any other party's behalf.

     (e)  Governing Law; Jurisdiction.  This Agreement and all rights, remedies,
          ---------------------------
and obligations under this Agreement, including matters of construction, validity, and performance, shall be governed exclusively by the laws of the State of New Hampshire. This Agreement shall be enforceable in any state or federal court of competent jurisdiction; provided, that each party specifically consents to, and agrees that such party is subject to, the jurisdiction of the state and federal courts of the State of New Hampshire with respect to any actions for enforcement of or breach of this Agreement.

     (f)  Headings.  The article, section, and subsection headings used in this
          --------
Agreement are for convenience and reference only, and the words contained therein shall not be held to explain, modify, amplify, or aid in the interpretation, construction, or meaning of any of the provisions of this Agreement.

     (g)  Notices.  Any demand, notice, or other communication required or
          -------
permitted to be given by a party under this Agreement shall be in writing and, with respect to each other party to whom -the demand, notice, or other communication is to be given, shall be given to such party either:

          (i)   by being hand-delivered to such party,

          (ii) by being telecopied to such party's Telecopy Number (as defined below), with a copy of the telecopy being mailed by first class mail, postage prepaid, to such party's Address (as defined below), or

          (iii) by being deposited in the mail (registered or certified) or delivered to a private express company, postage or freight prepaid, return receipt requested, addressed to such party at such party's Address.

     As used in this Section, a party's "Address" shall mean the address of such party set forth in this Agreement underneath such party's signature line, and a party's "Telecopy Number" shall mean the telephone number of such party set forth in this Agreement underneath such party's signature line. Each party may change such party's Address or Telecopy Number from time to time by giving the other party or parties notice of the change in accordance with the provisions of this Section.

     (h)  Severability.  Each term, condition, and provision of this Agreement
          ------------
shall be valid and enforced to the fullest extent permitted by law. If there is any conflict between any term, condition, or provision of this Agreement and any statute, law, ordinance, order, rule, or regulation, the latter shall prevail; provided, that any such conflicting term, condition, or provision shall be curtailed and limited only to the extent necessary to bring it within the legal requirements and the remainder of this Agreement shall not be affected thereby.

     (i)  Waiver.  No waiver by any party of any breach or default by any other
          ------
party of any of such other party's obligations under this Agreement shall be deemed to be a waiver of any other breach or default of the same or any other nature. No failure by any party on any one or more occasions to exercise any right or remedy provided in this Agreement shall preclude the exercise of such right or remedy on any other occasion.

     (j)  Pronouns; Plurals.  All pronouns and any variations thereof shall be
          -----------------
deemed to include the masculine, feminine, neuter, singular, and plural thereof as the context may require. In addition, all nouns shall be deemed to include the singular and plural thereof as the context may require.

     (k)  Termination of Agreement.  This Agreement shall terminate, except with
          ------------------------
respect to Sections 2 and 4, on the earliest of (a) the tenth anniversary of the date of this Agreement, or (b) the closing of the Corporation's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act, resulting in at least $10,000,000 of gross proceeds to the Corporation at a minimum price of $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events).

     IN WITNESS WHEREOF, the undersigned have executed this Agreement all as of the date first above-written.

                                   Corporation:
                                   ------------

                                   Bottomline Technologies, Inc.


____________________________       By:  _________________________________
Witness                                 James L. Loomis, Vice President

Address:                           One Court Street
                                   Exeter, New Hampshire  03833

Telecopy Number:                   603-778-3975

                                   Corporation:
                                   ------------


                                   /s/Helmar B. Herman*
                                   ------------------------------------
                                   Helmar B. Herman

Address:                           ____________________________________
                                   ____________________________________

Telecopy Number:                   ____________________________________


                                   /s/James L. Loomis*
                                   ------------------------------------
                                   James L. Loomis_____________

Address:                           ____________________________________
                                   ____________________________________

Telecopy Number:                   ____________________________________

                                   /s/Daniel M. McGurl*
                                   ------------------------------------
                                   Daniel M. McGurl

Address:                           ____________________________________
                                   ____________________________________

Telecopy Number:                   ____________________________________


                                   /s/Joseph L. Mullen*
                                   ------------------------------------
                                   Joseph L. Mullen
Address:
                                   ____________________________________
                                   ____________________________________

Telecopy Number:                   ____________________________________


                                   /s/Charles P. O'Leary*
                                   ------------------------------------
                                   Charles P. O'Leary
Address:
                                   ____________________________________
                                   ____________________________________

Telecopy Number:                   ____________________________________

                                   Corporation:
                                   ------------

                                   /s/Jeanette Roberts*
                                   ------------------------------------
                                   Jeanette Roberts

Address:                           ____________________________________
                                   ____________________________________

Telecopy Number:                   ____________________________________


                                   JOHN H. HARLAND COMPANY


____________________________       By:_________________________________
Witness                            Its:  Chairman, President and C.E.O.
                                       --------------------------------
                                   2939 Miller Road
Address:                           ------------------------------------
                                   Decatur, Georgia  30035
                                   ------------------------------------

Telecopy Number:                   (404) 593-5619
                                   ------------------------------------

____________________________
Witness                            By:_________________________________
                                        Attorney-in-Fact

                                   One Court Street
Address:                           ------------------------------------
                                   Exeter, New Hampshire  03883
                                   ------------------------------------

Telecopy Number:                   (603) 778-3975
                                   ------------------------------------

                                   EXHIBIT A
                                      TO
                       SECOND STOCK RIGHTS AGREEMENT OF
                         BOTTOMLINE TECHNOLOGIES, INC.

Shareholders
------------

Helmar B. Herman
James L. Loomis
Daniel M. McGurl
Joseph L. Mullen
Charles P. O'Leary
Jeanette Roberts

                             WAIVER AND AMENDMENT


     WHEREAS, Mr. Charles P. O'Leary ("O'Leary") has proposed to transfer 10,000 shares of common stock, $.001 par value per share (the "Transfer Shares") of Bottomline Technologies, Inc. ("Bottomline") at a per share purchase price of $14.75 (the "Sale") to Mr. Bruce E. Elmblad ("Elmblad"); and

     WHEREAS, Bottomline and the undersigned Shareholder, as defined in the Second Stock Rights Agreement, dated as of March 4, 1994, as amended, (the "Agreement") believe it is in the best interest of Bottomline and the Shareholder to allow O'Leary to sell the Transfer Shares to Elmblad and to amend the Agreement;

     NOW, THEREFORE:

     1. The undersigned Shareholder hereby waives any and all Take-Along-Rights which the undersigned may have with respect to the Transfer Shares pursuant to Section 3 of the Agreement, provided such shares are sold only to Elmblad or his assigns and such sale is effected on or prior to October 1, 1996, and the undersigned hereby waives any rights to notice with respect to such transfer by O'Leary.

     2.   Bottomline and the undersigned Shareholder hereby agree to amend
Section 3(a)(i)(C) of the Agreement, effective upon consummation of the Sale, to change the percentage listed therein next to O'Leary's name from 11.627907% to 10.999371%.

     Capitalized terms not otherwise defined herein have the respective meaning ascribed to them in the Agreement.

     This Waiver and Amendment may be signed in one or more counterparts.

     IN WITNESS WHEREOF, this Waiver and Amendment has been executed by Bottomline and the undersigned Shareholder on or before August 10, 1996 with the intent that it become effective, except as otherwise provided herein, as of and on August 10, 1996.

                                       1